UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 25, 2026
Net Lease Office Properties
(Exact Name of Registrant as Specified in its Charter)

Maryland		001-41812	92-0887849
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

One Manhattan West, 395 9th Avenue, 58th Floor
New York,	New York		10001
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (844) 656-7348

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, par value $0.001 per share	NLOP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 — Submission of Matters to a Vote of Security Holders.

The annual meeting of the shareholders of Net Lease Office Properties (the “Company” or “NLOP”) was convened and adjourned on June 12, 2026 and reconvened on June 25, 2026 (the “Annual Meeting”). The Company previously filed its preliminary proxy statement on Schedule 14A on April 2, 2026 and its definitive proxy statement on Schedule 14A and related materials pertaining to this meeting with the Securities and Exchange Commission on April 16, 2026 (together, the “Proxy Statement”). The shareholders of the Company voted on the following three proposals at the Annual Meeting, each of which is more fully described in the Proxy Statement. On the record date of April 13, 2026, 14,814,075 common shares were outstanding and entitled to vote at the Annual Meeting.

Set forth below are the final voting results from the Annual Meeting.

Proposal One. The election of two Class II Trustees for a One-Year Term listed in the Company’s Proxy Statement and set forth below to the Board of Trustees of the Company, each to serve until the 2027 annual meeting of shareholders.

NAME OF NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
John J. Park	9,743,134	330,644	60,529	2,555,118
Richard J. Pinola	9,770,488	302,568	61,251	2,555,118

Proposal Two. The Termination Authority Proposal.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
9,931,786	138,589	63,932	2,555,118

Proposal Three. The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,545,731	93,974	49,720	0

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Net Lease Office Properties

Date:	June 25, 2026	By:	/s/ Susan C. Hyde
Susan C. Hyde
Chief Administrative Officer and Corporate Secretary